Execution Version

SECOND AMENDMENT
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of March 30, 2020,
among
SPIRIT AEROSYSTEMS, INC.,
as Borrower,
SPIRIT AEROSYSTEMS HOLDINGS, INC.,
as Parent Guarantor,
and
BANK OF AMERICA, N.A.,
as Administrative Agent

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SECOND AMENDMENT
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(Administrative Clarification and Correction of Technical Error)
This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 30, 2020 (this “Amendment”), is entered into by and among SPIRIT AEROSYSTEMS, INC., a Delaware corporation (the “Borrower”), SPIRIT AEROSYSTEMS HOLDINGS, INC., a Delaware corporation (the “Parent Guarantor”), the Lenders party hereto, and Bank of America, N.A., as Administrative Agent, a Swing Line Lender and an L/C Issuer. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as defined below and as amended hereby).
W I T N E S S E T H
WHEREAS, the Borrower, the Parent Guarantor, the Lenders, and Bank of America, N.A., as Administrative Agent, a Swing Line Lender and an L/C Issuer, have entered into that certain Second Amended and Restated Credit Agreement, dated as of July 12, 2018 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of February 24, 2020, and as further amended, restated, amended and restated, supplemented, increased, extended, refinanced, replaced, and/or otherwise modified in writing from time to time prior to the date hereof, the “Credit Agreement”);
WHEREAS, the Applicable Rate in the Credit Agreement is determined by reference to the Credit Ratings provided by S&P and Moody’s;
WHEREAS, Moody’s currently provides a “corporate family” rating for the Borrower, which is substantially equivalent to the “senior unsecured” rating for the Borrower that was previously provided by Moody’s, and S&P currently provides a “corporate credit” rating for the Borrower;
WHEREAS, the Borrower and the Administrative Agent desire to make an administrative clarification with respect to the type of credit rating for the Borrower currently provided by Moody’s and to correct a technical error in the Credit Agreement, in each case, as provided in Section 2 below;
WHEREAS, Section 11.01 of the Credit Agreement provides that the Administrative Agent and the Borrower, without the consent of any other parties to the Credit Agreement, may amend, modify or supplement the Credit Agreement to cure or correct administrative or technical errors or omissions, or any ambiguity, mistake, defect, inconsistency or obvious error, or to make any necessary or desirable administrative or technical changes that do not adversely affect the rights of any Lender or other holder of Obligations in any material respect;
Now, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
A G R E E M E N T
Section 1.    Introductory Paragraph; Recitals. The above introductory paragraph and recitals (including any terms defined therein) of this Amendment are incorporated herein by reference as if fully set forth in the body of this Amendment.
Section 2.    Technical Amendments to Credit Agreement. Pursuant to Section 11.01 of the Credit Agreement, the Credit Agreement is hereby amended as follows:
Second Amendment to Second Amended and Restated Credit Agreement (Spirit AeroSystems, Inc.)

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Second Amendment to Second Amended and Restated Credit Agreement (Spirit AeroSystems, Inc.)
(a)    In Section 1.01 of the Credit Agreement, the definition of the term “Credit Rating” is hereby amended and restated in its entirety to read as follows:
“Credit Rating” means the senior unsecured rating, corporate family rating, or corporate credit rating (or substantially equivalent rating) of the Borrower provided by S&P and/or Moody’s, as applicable.
(b)     In Section 8.08(d) of the Credit Agreement, the text “clauses (b)(i), (b)(ii) and (b)(iii),” is amended to read as “clauses (d)(i), (d)(ii) and (d)(iii),”.
Section 3.    Condition Precedent. This Amendment shall be effective as of the date hereof upon the receipt by the Administrative Agent of a counterpart of this Amendment signed by each of the Administrative Agent and the Borrower.
Section 4.    Reference to the Effect on the Loan Documents.
4.1    As of the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement, as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.
4.2    Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
4.3    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower, the Arrangers or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose, except as expressly set forth herein.
4.4    This Amendment is a Loan Document.
Section 5.    Incorporation by Reference; Notices; Successors, Etc. The provisions of Section 11.10 (Counterparts; Integration; Effectiveness) (with respect to counterparts only), Section 11.14 (Governing Law; Jurisdiction; Etc.), and Section 11.15 (Waiver of Right to Trial by Jury), in each case, of the Credit Agreement (as amended hereby) are hereby incorporated by reference and shall apply to this Amendment, mutatis mutandis.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written, intending to create an instrument under seal.
BORROWER:                    SPIRIT AEROSYSTEMS, INC.,
a Delaware corporation
By: /s/ Rhonda Harkins (Seal)
Name:    Rhonda Harkins
Title:    Treasurer
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Signature Page to Second Amendment to Second Amended and Restated Credit Agreement (Spirit AeroSystems, Inc.)

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Signature Page to Second Amendment to Second Amended and Restated Credit Agreement (Spirit AeroSystems, Inc.)
ADMINISTRATIVE AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent
By: /s/ Kevin L. Ahart (Seal)
Name:    Kevin L. Ahart
Title:    Vice President
[Signature Pages End]

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement (Spirit AeroSystems, Inc.)

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